Exhibit 99.1

THOR-707, A Novel Not-alpha IL-2, Elicits Durable Pharmacodynamic Responses in Non-human Primates and, Efficacy as Single Agent and in Combination with Anti PD-1 in Multiple Syngeneic Mouse Models

Ingrid B. Joseph; Lina Ma; Jerod L. Ptacin; Carolina E. Caffaro; Hans R. Aerni; Kristine M. San Jose; Michael J. Pena; Robert W. Herman; Yelena Pavlova; David B. Chen; Ken Bragstad; Shukuan Li; Jasmine Nguyen; Laura K. Shawver; Lilia K. Koriazova; Marcos E. Milla

BACKGROUND

IL-2 Has A Low Therapeutic Index Due to Its Dual Pharmacology at the High Affinity αβγ and Intermediate Affinity βγ Receptor Forms



Suppression
of tumor immune response
Toxicity
α-receptor mediated innate lymphoid cell release of IL-5 induces eosinophilia and degranulation that leads to VLS
Stimulation
of tumor immune response
HIGH DOSE
Anti-Tumor Activity
Treg (CD4+)
αβγ Receptor
Innate Lymphoid Cells
IL-5
Eosinophil
αβγ Receptor
Degranulation
αβγ Receptor
Teff (CD8+) NK
Bγ Receptor
IL-2
Suppression
of tumor immune response
Vascular Leak Syndrome (VLS)
Plasma
Hypotension
Hypoperfusion
Cytolysis
via tumor immune response
Tumor
Treg (CD4+)
LOW DOSE
No Significant Antitumor Activity
αβγ Receptor
Pulmonary Edema
Impaired Oxygenation
Syndrome
Peripheral Edema
Rhabdomyolysis

Blood. 2014 124:3572-3576

Novel Amino Acids Encoded By Our New DNA Base Pair Enable Optimization of Biologics



A
T
X
Y
C
G

X-Y Enables

Site-Specific Bioconjugation

- Installation of a novel amino acid containing a dedicated chemical hook at a specific site
- Designed to bioconjugate moieties such as PEG for improved properties

Specificity

Improved selectivity through altered receptor binding

Polymer-Conjugates

- Increased half-life
- Epitope shielding through covalent PEG attachment via bio-orthogonal chemistry

THOR-707: IL-2 IO Synthorin

PEG-IL-2 Synthorin Properties

Single, stable PEG covalently attached to the novel amino acid installed at the "right" place: not-alpha IL-2 protein



IL-2 Rα
IL-2
IL-2 Rγ
IL-2 Rβ
IL-2 Rα
PEG polymer

IL-2 binds to the αβγ receptor form with high affinity because of α chain

Targeted pegylation of THOR-707 at the novel amino acid blocks α chain engagement

THOR-707's Key Differentiations

- **Improved Selectivity** - Reduced CD4+ Treg bias with retained activity at CD8+ T and NK cells
- **Increased Therapeutic Index** - At least 10 in preclinical non-human primate (NHP) studies
- **Ease of Use** - Expected Q2W dosing or less frequent
- **Reduced Risk of Immunogenicity** - Covalent attachment of stable PEG shields new amino acid; pegylation site devoid of MHC-II anchors

RESULTS

THOR-707 Plasma Exposure Is Sustained Upon Re-dosing in NHP

After three 0.1 mg/kg IV doses, THOR-707 PK parameters were similar between the 1st and 3rd dose



1st Dose
3rd Dose
Q2W x 3
Q3W x 3
Q4W x 3
THOR-707 (ng/mL)
10000
1000
100
10
1
0.1
0
20
40
60
80
100
120
Time (h)

THOR-707 dosing schedule (N=3)	First Dose			Third Dose		
	C_{max}	AUC_{0-t} (ng*h/mL)	$t_{1/2}$ (h)	C_{max}	AUC_{0-t} (ng*h/mL)	$t_{1/2}$ (h)
Q2W	3190	46,300	7.88	3710	49,700	8.39
Q3W	3130	39,900	8.95	3870	46,500	14.3
Q4W	2890	42,300	8.94	2640	33,400	15.3

THOR-707 Dosed Q2, 3 and 4W Elicited Similar Expansion of Lymphocytes in NHP After Each Dose, With No Expansion of Eosinophils

- Cynomolgus monkeys were given three IV 0.1 mg/kg doses of THOR-707 Q2, 3 or 4W
- On all three dosing schedules, THOR-707 induced maximal lymphocyte expansion on day 7 following each dose without expanding eosinophils responsible for VLS



Lymphocytes (Q2W x 3)
Lymphocytes (Q3W x 3)
Lymphocytes (Q4W x 3)
Eosinophils (Q2W x 3)
Eosinophils (Q3W x 3)
Eosinophils (Q4W x 3)
Cell counts x10³/µL
25
20
15
10
5
0
Pre-Tx
Post 1st Dose
Post 2nd Dose
Post 3rd Dose
Q2W x 3
Q3W x 3
Q4W x 3

THOR-707 Dosed Q2, 3 & 4W Showed Similar Expansion of Peripheral CD8+ T Cells in NHP. Ki67 Expression Increased ≥60% After Each Dose



Vehicle
Q2W x 3
Q3W x 3
Q4W x 3
CD8+ T Cells Ki67 Expression
Ki67+% in CD8+
100
80
60
40
20
0
Pre-1st dose
5 days post 1st dose
Pre-repeat dose
5 days post repeat dose
CD8+ T Cell Proliferation
CD8+T % in singlets
40
30
20
10
0

- Following each dose, Ki 67 expression reached ≥60% and correlated with expansion of CD8+ T Cells for all dosing schedules
- THOR-707 did not induce the proliferation of peripheral CD4+ regulatory T cells at any schedule utilizing this dose

RESULTS

A Single 3 mg/kg IV Dose of THOR-707 Expands Peripheral CD8+ T and NK Cells, Increasing Ki67 Expression in CT-26 Tumor-bearing Mice



Vehicle
3 mg/kg
Peripheral CD8+ T Cell Ki67 expression and proliferation
Ki67+% in CD8+T cells
CD8+% in peripheral
Days post-dose
Peripheral NK Cell Ki67 expression and proliferation
Ki67+% in NK
NK% in peripheral
Days post-dose
*P≤0.05; **P≤0.01; ***P≤0.001

A Single 3 mg/kg IV Dose of THOR-707 Induces Sustained CD8+ T and NK Cell Infiltration in CT-26 Tumors in Mice

- CD8+ TILs continue to elevated by the end of the study on day 12
- THOR707 does not change Treg infiltration over time



Vehicle
3 mg/kg
Tumor CD8+ TILs
CD8+T% in Tumor
Days post-dose
Tumor NK TILs
NK% in Tumor
Days post-dose
*P≤0.05; **P≤0.01; ***P≤0.001

IHC Analysis: CD 8+ TILs Localized to Areas of Tumor Necrosis in THOR-707 Treated CT26 Tumor-bearing Mice

- Tumor samples collected at Day 7 after a single 3 mg/kg IV dose of THOR-707; stained for CD8+ TILs
- CD8+ TILs: More cells observed around the edges of the tumor and at areas of necrosis



Vehicle
3 mg/kg dose

RESULTS

A Single 3 mg/kg IV Dose of THOR-707 Expands Peripheral CD8+ T and NK Cells, Increasing Ki67 Expression in B16F-10 Tumor-bearing Mice


Vehicle
3 mg/kg
Peripheral CD8+ T Cell Ki67 expression and proliferation
Ki67+% in CD8+T cells in peripheral
CD8+% in peripheral
Days post-dose
Peripheral NK Cell Ki67 expression and proliferation
Ki67+% in NK
NK% in peripheral
Days post-dose

*P≤0.05; **P≤0.01; ***P≤0.001

A Single 3 mg/kg IV Dose of THOR-707 Induces Sustained CD8+ T and NK Cell Infiltration in B16F-10 Tumors in Mice

- CD8+ TILs continue to elevated by the end of the study on day 10
- THOR-707 does not change Treg infiltration over time


Vehicle
3 mg/kg
Tumor CD8+ TILs
Tumor NK TILs
CD8+% in Tumor
NK% in Tumor
Days post-dose

*P≤0.05; **P≤0.01; ***P≤0.001

Treatment with THOR-707 Results in Lower TCR Repertoire Clonality in CT-26 Tumors


Pre-dose
Vehicle + Iso
THOR-707
aPD1
THOR-707/aPD1
P_{WRS}=0.12
P_{KW}=0.0047
P_{KW}=0.164
P_{KW}=0.94
Simpson Clonality
Pre dose
Time Point

- TIL TCR sequencing was performed via immunoSEQ™ (Adaptive Biotechnologies). By Day 8, tumors from mice dosed with THOR-707 (6 mg/kg) or in combination with mouse anti-PD-1 (10 mg/kg) showed significantly lower TCR repertoire clonality within treatment groups. Wilcox rank sum test was used for 2-sample comparisons, Kruskal Wallis test for groups 3 or more
  - Anti-PD-1 dosed BIW, the first dose concurrent with THOR-707
- Post-hoc Dunn's test at Day8 demonstrates that the THOR-707 and THOR-707 + anti-PD-1 treatment groups have significantly lower clonality compared to either vehicle or anti-PD-1 alone

RESULTS

Treatment with THOR-707 Results in Greater TCR Repertoire Diversity in CT-26 Tumors



Pre-dose
Vehicle + Iso
THOR-707
aPD1
THOR-707/aPD1
P_{WRS}=0.043
P_{KW}=0.0003
P_{KW}=0.01
P_{KW}=0.02
Downsampled Diversity
400
300
200
100
0
Pre dose
5
8
12
16
Time Point

- TCR sequencing also revealed that tumors from mice dosed with THOR-707 (6 mg/kg) or in combination with mouse anti-PD-1 (10 mg/kg) showed a significant increase in TCR repertoire diversity at all time points. Wilcox rank sum test used for 2-sample comparisons, Kruskal Wallis test for groups 3 or more
  - Determined by counting unique clones after down-sampling to the lowest common template count (339)
- Consistent with clonality data, repertoire diversity is higher in groups treated with THOR-707 at all time points relative to vehicle and anti-PD-1 monotherapy

THOR-707 Shows Dose-dependent Efficacy as Single Agent and in Combination With Anti-PD-1, Eliciting Durable Anti-tumor Responses in CT-26 Tumor-bearing Mice



Day 14 Individual Tumor Size
Tumor Volume (mm³ ± SEM)
4000
3000
2000
1000
0
***
Vehicle
1 mg/kg
3 mg/kg
6 mg/kg
9 mg/kg
***P ≤ 0.001



Survival Curves
Vehicle
THOR-707 (6 mg/kg, QW x 3)
Anti-PD=1 (10 mg/kg, BIW, x 3)
THOR-707 + Anti-PD-1
*P < 0.05, compared to Vehicle
^P < 0.05, compared to anti PD-1
#P < 0.05, compared to THOR-707
Percent survival
100
75
50
25
0
*^#
*
0
20
40
60
80
100
Last day of THOR dosing Day14
Last day of anti-PD-1 dosing
Study Day

- CT-26 colon tumor-bearing Balb/c mice were treated with THOR-707 (1, 3 or 6 mg/kg QWx3) alone, anti-PD-1 (10 mg/kg, BIW x 3) alone or the combination of THOR-707 at 6 mg/kg with anti-PD-1
- THOR-707 showed dose-dependent single agent antitumor activity. In combination with anti-PD1, 5/14 animals showed tumor regression and no detectable tumors for 100 days

CONCLUSIONS

- THOR-707 does not show signs of inducing T-cell exhaustion
  - Peripheral CD8+ T cell proliferation was comparable across dose schedules and correlated with CD8+ T cell expression of Ki67 ≥60%
- In NHP, after repeat dosing at 0.1 mg/kg, THOR-707 showed similar PK profiles after the first and the third dose when dosed Q2, 3 and 4W
  - No decrease in exposure with re-dosing
- THOR-707 expands T-cells in the periphery and in tumors in mouse models
  - In both CT-26 and B16F-10 tumor-bearing mice, THOR-707 induced Ki67 in peripheral CD8+ T and NK cells ≥60%, resulting in the expansion of those populations in peripheral blood
  - Within the tumor, THOR-707 drove CD8+ T and NK cell infiltration with no CD4+ Treg recruitment. CD8+TILs localized to areas of tumor necrosis
  - THOR-707 significantly increased the TIL TCR repertoire diversity in CT-26 tumors
- THOR-707 demonstrated efficacy as single agent and in combination with Anti PD-1 in CT-26 syngeneic tumors, eliciting durable anti-tumor responses